UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2018 (October 22, 2018)

LONGEVITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38637	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yongda International Tower No. 2277

Longyang Road, Pudong District, Shanghai

People’s Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 21-60832028

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2018, Feng Peng resigned as a Class I director of Longevity Acquisition Corporation (the “Company”) to pursue other professional interests.

On October 22, 2018, the board of directors (the “Board”) of the Company appointed Minguang Wang as a Class I director to serve until the 2019 annual meeting of stockholders of the Company. Mr. Wang has also been appointed to serve as a member of the audit committee of the Board and as the chairman of the compensation committee of the Board.

Minguang Wang has served as a partner of the DeHeng (Ningbo) Law Offices in China since September 2018. From March 2017 to September 2018, Mr. Wang served as a partner of the Zhejiang Jinzhong Law Firm in China. From December 2014 to March 2017, Mr. Wang served as a partner of the Beijing Yingke (Ningbo) Law Firm in China and as managing partner of such firm’s internet finance practice group. From December 2010 to December 2014, Mr. Wang was the Vice Chairman of Zhejiang Yuhao Law Office in China. From December 2008 to December 2010, Mr. Wang served as a clerk of People's Court of Yinzhou District in Ningbo City in China. Mr. Wang’s practice focuses on corporate finance transactions, mergers and acquisitions and internet finance. He has advised more than 20 Chinese companies with respect to their listing on the Chinese stock exchanges and has advised dozens of internet finance companies and private equity firms in China. Mr. Wang received his LLB degree from Peking University.

There were no arrangements or understandings between Mr. Wang and any other persons pursuant to which Mr. Wang was appointed as a director of the Company. In addition, there are no family relationships between Mr. Wang and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Furthermore, since the inception of the Company, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Wang had or will have a direct or indirect material interest, and there are currently no such proposed transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVITY ACQUISITION CORPORATION

Date: October 24, 2018	By:	/s/ Matthew Chen
Name: Matthew Chen
Title: Chairman and Chief Executive Officer